UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2004

Infinium Labs, Inc.

(Exact name of registrant as specified in its charter)

          Delaware                       000-50535               65-1048794

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(State or other jurisdiction     (Commission File Number)      (IRS Employer

     of incorporation)                                       Identification No.)

2033 Main Street, Suite 309, Sarasota, Florida 34237

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (941) 917-0788

Copies to:

Darrin M. Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

1065 Avenue of the Americas

New York, New York 10018

Phone: (212) 930-9700

Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Infinium Labs, Inc. is moving the launch of its Phantom Game Service to 2005.  The decision was at the request of both its retail and marketing partners, who have told Infinium that they want more time to plan merchandising activities for the new games-on-demand service.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of business acquired.

Not applicable.

(b)

Pro forma financial information.

Not applicable.

(c)

Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Infinium Labs, Inc.

Date: September 24, 2004

 /s/ Timothy M. Roberts

Timothy M. Roberts

Chief Executive Officer